Exhibit 99.1

RLJ Western Asset Public/Private
Collector Fund, L.P.
(a Delaware limited partnership)

Financial Statements for the Year Ended December 31, 2011
and Report of Independent Auditors

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

Investment Advisor
Western Asset Management Company
385 E. Colorado Blvd
Pasadena, California 91101

Administrator
The Bank of New York Mellon
Alternative Investment Services
101 Barclay Street
New York, NY 10286

Custodian
BNY Mellon Asset Servicing
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

Independent Auditors
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704

This report is for Partners’ information only. Additional information regarding the RLJ Western Asset Public/Private Collector Fund, L.P. may be obtained from the Investment Advisor at the address or telephone number provided below:

RLJ Western Asset Public/Private Collector Fund, L.P.
c/o Western Asset Management Company
385 E. Colorado Blvd
Pasadena, California 91101
Telephone: (626) 844-9400

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

Report of Independent Auditors

To the General and Limited Partners of
RLJ Western Asset Public/Private Collector Fund, LP.:

In our opinion, the accompanying statement of assets, liabilities and partners’ capital, and the related statements of operations, of changes in partners’ capital and of cash flows present fairly, in all material respects, the financial position of RLJ Western Asset Public/Private Collector Fund, L.P. at December 31, 2011, and the results of its operations, the changes in its partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the General Partner, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 25, 2012

PricewaterhouseCoopers LLP, 350 S. Grand Avenue, Los Angeles, CA 90071
T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL
DECEMBER 31, 2011
(in U.S. Dollars)

ASSETS
Investment in RLJ Western Asset Public/Private Master Fund, L.P. at fair value (the “Master Fund”)	$551,040,173
Cash and cash equivalents	103,952
Due from General Partner	3,522,869
Total assets	$554,666,994

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Management fees payable	$209,813
Administration fees payable	60,714
Professional fees payable	55,262
Other accrued expenses	5,824
Total liabilities	331,613

PARTNERS’ CAPITAL
General Partner	471,291
Limited Partners	553,864,090
Total partners’ capital	554,335,381

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$554,666,994

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(in U.S. Dollars)

NET INVESTMENT INCOME ALLOCATED FROM THE MASTER FUND
Interest income	$114,703,377
Interest expense	(7,934,579)
Administrative fees	(235,771)
Professional fees	(85,248)
Other expenses	(187,279)
Net investment income allocated from the Master Fund	106,260,500

COLLECTOR FUND EXPENSES
Management fees	2,470,385
Administration fees	157,823
Professional fees	8,027
Other expenses	3,861
Total Collector Fund expenses	2,640,096
Net investment income	103,620,404

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER FUND
Net realized gain	3,837,047
Net change in unrealized toss	(172,129,975)
Total net realized and change in unrealized gain (loss) allocated from the Master Fund	(168,292,928)
NET DECREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$(64,672,524)

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2011
(in U.S. Dollars)

	General Partner	RLJ Western Asset Public Private Fund, L.P.	RLJ Western Asset Public Private Cayman Fund, LP	Other Affiliated Limited Partners	Total
PARTNERS’ CAPITAL, BEGINNING OF YEAR	$19,890,475	$173,312,708	$383,964,945	$82,610,873	$659,779,001

Distributions (See Note 4)	(38,914)	(11,014,728)	(24,401,294)	(5,316,160)	(40,771,096)

Net decrease in Partners’ Capital resulting from operations:
Net investment income	90,822	28,103,818	62,240,018	13,185,746	103,620,404
Net realized and change in unrealized loss allocated from the Master Fund	(144,072)	(45,752,410)	(101,325,507)	(21,070,939)	(168,292,928)
Carried interest benefit reallocation	(19,327,020)	6,013,270	13,313,750	—	—
PARTNERS’ CAPITAL, END OF YEAR	$471,291	$150,662,658	$333,791,912	$69,409,520	$554,335,381

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2011
(in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in Partners’ Capital resulting from operations	$(64,672,524)

Adjustments to reconcile net decrease in Partners’ Capital resulting from operations to net cash provided by operating activities:
Proceeds from investment in the Master Fund	47,006,118
Net investment income allocated from the Master Fund	(106,260,500)
Net realized and change in unrealized loss allocated from the Master Fund	168,292,928
Increase in due from General Partner	(3,522,869)
Decrease in professional fees payable	(40,775)
Decrease in administration fees payable	(29,363)
Increase in other accrued expenses	2,011
Net cash provided by operating activities	40,775,026

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(40,771,096)
Net cash used in financing activities	(40,771,096)
Net change in cash and cash equivalents	3,930

CASH AND CASH EQUIVALENTS:
Beginning of year	100,022
End of year	$103,952

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1.                                      ORGANIZATION

RLJ Western Asset Public/Private Collector Fund, L.P. (the “Collector Fund”) is a Delaware limited partnership that commenced operations on November 5, 2009 (the “Initial Closing Date”). The General Partner of the Collector Fund is RLJ Western Asset Management LLC, a Delaware limited partnership (the “General Partner”). The Collector Fund’s investment advisor is Western Asset Management Company, a Delaware limited partnership (the “Investment Advisor” or “Manager”). The Collector Fund’s investment objective is to achieve a level of return consistent with the master fund’s return by investing substantially all of its assets in RLJ Western Asset Public/Private Master Fund, L.P. (the “Master Fund”).

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”) issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). Per the Master Fund agreement, at least 90% of the assets underlying any Eligible Asset will be domiciled in the United States, and will be purchased solely from financial institutions from which the Secretary of the United States Department of Treasury (the “UST”) may purchase assets pursuant to Section 101(a)(1) of the United States Emergency Economic Stabilization Act of 2008, as amended. The Master Fund will also be permitted to make temporary investments in UST securities and certain money market mutual funds that own only instruments that are unconditionally guaranteed by the United States government. The Master Fund will not, without the written consent of the UST, invest an amount (excluding leverage) in excess of 5% of the Master Fund’s aggregate capital commitments in any particular issuance of Eligible Assets.

The investors in the Master Fund include the General Partner, the Collector Fund and the UST under a master-feeder structure. The partners in the Collector Fund are RLJ Western Asset Public/Private Fund, L.P. (“Onshore Feeder”), RLJ Western Asset Public/Private Cayman Fund, L.P. (“Cayman Feeder”) and Other Affiliated Limited Partners (“Affiliates”), along with General Partner whose ownership percentage in the Collector Fund are 27.19%, 60.21%, 12.52% and .08% respectively based on capital commitments.

The accounting policies of the Master Fund (such as the valuation of the Master Fund’s investments) will directly affect the value of the Collector Fund’s interest in the Master Fund, and thus the partners’ capital of the Collector Fund. The financial statements of the Master Fund are attached herewith in this report and should be read in conjunction with the Collector Fund’s financial statements.

As of December 31, 2011, the percentage of the Master Fund owned by the Collector Fund was 43.76% based on capital commitments.

Due to the long-term nature of the Master Fund’s investments, the Collector Fund’s investment in the Master Fund is considered to be illiquid and is not transferable without the written consent of the Master Fund’s General Partner.

The term of the Collector Fund will continue until the dissolution date, which is November 5, 2017, unless the Collector Fund is sooner dissolved in accordance with the terms of the partnership agreement. However, the General Partner with written consent of the UST, may extend the term of the Collector Fund for up to two consecutive one-year periods.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

2.                                      SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Collector Fund were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States Dollars. The Collector Fund uses the accrual basis of accounting. Accordingly, income and expenses are recorded as earned and incurred, respectively.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact of ASU 2011-04 on the Collector Fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Collector Fund’s financial statements and disclosures.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on the trade date. The Collector Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Collector Fund records its own income and expenses on the accrual basis.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

Income Taxes

For Federal income tax purposes the Collector Fund is treated as a partnership. The partners are required to report their respective portion of the Collector Fund’s taxable income or loss in their own income tax returns and are liable for any related taxes thereon. Accordingly, no provision for Federal income taxes is made in the financial statements of the Collector Fund.

The Collector Fund is subject to the authoritative guidance with respect to accounting for and disclosure of uncertainty in tax positions, which requires the Collector Fund to determine whether a tax position is more likely than not to be sustained upon examination. Management has analyzed the Collector Fund tax positions for all open tax years and has concluded that as of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition or disclosure. The Collector Fund’s policy is to recognize interest and penalties, if any, related to uncertain tax positions as a component of income tax expense. For the year ended December 31, 2011, the Collector Fund did not recognize any interest or penalties for uncertain tax provisions.

The Collector Fund files U.S. Federal income tax returns as well as various states returns. With few exceptions, the Collector Fund is no longer subject to Federal income tax by tax authorities for years before 2009. There are currently no examinations being conducted of the Collector Fund by the Internal Revenue Service (“IRS”) or any other taxing authority.

Indemnifications

The Collector Fund enters into contracts that contain a variety of indemnifications. The Collector Fund’s maximum exposure under these arrangements is unknown. However, the Collector Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents

The Collector Fund maintains cash in a bank deposit account that, at times, may exceed U.S. federally insured limits. The Collector Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

The Collector Fund considers investments in money market funds and short-term highly liquid investments with maturities of three months or less (when acquired) to be cash equivalents. Money market funds are valued at their closing net asset values. As of December 31, 2011, the Collector Fund had a short term money market fund balance of $103,952.

3.                                      FAIR VALUE MEASUREMENT

The Collector Fund records its investments in the Master Fund proportionate to its ownership interest in the Master Fund. Valuation of securities held by the Master Fund is discussed in the notes to the Master Fund’s financial statements attached in this report.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

4.                                      PARTNERS’ CAPITAL

Capital Commitments and Capital Contributions - Under the terms of the partnership agreement, the General Partner admitted Limited Partners (the “Limited Partners” and collectively with the General Partner, “Partners”) to the Collector Fund on November 5, 2009, March 12, 2010 and May 5, 2010. In

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

aggregate, a total of $543,113,872 in Partners’ capital commitments was accepted, including commitments of $326,997,035, $147,651,889, $68,000,000 and $464,948 from Cayman Feeder, Onshore Feeder, Affiliates and General Partner, respectively. As of December 31, 2011, the Collector Fund called and received all capital commitments in cash contributions from the Partners.

Capital Allocations - All income, gains, deductions, losses and credits of the Collector Fund will generally be allocated among the Partners in a manner generally consistent with the distribution priorities described below with the exception of management fees as described in Note 5.

Carried Interest - The General Partner is entitled to a priority allocation of profits, (“Carried Interest”) that is allocated from the capital account of limited partners to the capital account of the General Partner if the performance of the Fund exceeds a 10% cumulative preferred annual return, compounded annually, on the unreturned capital contribution of the non-affiliated limited partners. Carried Interest is calculated as if the Fund had realized all assets and settled all liabilities at current reported values in these financial statements, and distributed the proceeds to each partner consistent with the provisions below. See below distribution section for further detail.

Distributions - Distributions are from cash proceeds received from the Master Fund for the sale or disposition of investments, dividends, interest or other income from investments after the effects of any reserves made to meet future expenses and liabilities of the Collector Fund. Distributions are made at the discretion of the General Partner and are allocated pursuant to the distribution priorities set forth below:

(A) First, 100% to the Limited Partners until they have received cumulative distributions equal in value to their aggregate capital contributions to the Collector Fund; and

(B) Second, 100% to the Limited Partners until they have received cumulative distributions pursuant to this clause (B), clause (C) and clause (D)(i) equal to a 10% per annum return, compounded annually, on the difference between (i) its aggregate capital contributions to the Collector Fund and (ii) amounts distributed under clause (B) and this clause (C); and

(C) Third, 85% to the General Partner and 15% to the Partners until the Manager has received cumulative distributions under this clause (C) equal to 15% of the cumulative amounts distributed under clause (B) and this clause (C); and

(D) Fourth, thereafter, (i) 85% to the Partners and (ii) 15% to the General Partner (the General Partner’s distributions under clauses (C) and (D), the “Carried Interest Distributions”).

For the year ended December 31, 2011, $19,327,020 of previously allocated carried interest to the General Partner was reallocated back to the Onshore Feeder and Cayman Feeder.

For the year ended December 31, 2011, the Collector Fund made distributions of $40,771,096 which are recallable. However, the General Partner does not intend to recall such amounts.

5.                                      MANAGEMENT AGREEMENT

The Collector Fund will pay to the Investment Advisor a management fee (the “Management Fee”) equal to 0.5% per annum of aggregate commitments during the investment period. Thereafter, the Management Fee will be 0.5% of share of capital invested indirectly in the Master Fund’s investments that have not been disposed of, except for certain affiliated Limited Partners that pay 0.143% of their commitments. The Management Fee will be payable as of the last business day of each calendar month.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

During the year ended December 31, 2011, the Collector Fund incurred Management Fees of $2,470,385, of which $209,813 remained payable as of December 31, 2011.

6.                                      FINANCIAL HIGHLIGHTS

The financial highlights are calculated for the year ended December 31, 2011 for the Limited Partners as a whole and exclude data for the General Partner; calculations of these highlights on an individual Limited Partner basis may yield results that vary from those stated herein due to the timing of capital transactions and different expense arrangements.

RATIOS TO LIMITED PARTNERS’ CAPITAL

Ratios % (1)(2)
Onshore Feeder
Expenses before carried interest	1.80
Carried interest benefit	(3.52)
Total expenses	(1.72)
Net investment income	16.46
Cayman Feeder
Expenses before carried interest	1.80
Carried interest benefit	(3.52)
Total expenses	(1.72)
Net investment income	16.46
Affiliates
Expenses	1.44
Net investment income	16.20
Internal rate of return (3)

	Inception through
	December 31, 2011	December 31, 2010
Onshore Feeder (4)	11.03%	30.69%
Cayman Feeder	8.38	27.86
Affiliates	9.40	38.98

(1) The ratios of expenses and net investment income to weighted average Partners’ Capital represent the expenses before and after carried interest and net investment income for the period allocated to the Limited Partners, as reported on the Statement of Operations, to weighted average Limited Partners’ Capital. Net investment income and expenses include amounts allocated from the Master Fund.

(2) The ratios are based on weighted average partner’s capital which was calculated using the end of the month partners’ capital balance, adjusted for timing of capital transactions, except the internal rate of return.

(3) The internal rate of return (“1RR”) is presented for each group of Limited Partners and is net of all expenses and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners’ cash flows and the residual value of the Limited Partners’ capital account at December 31, 2011.

(4) The IRR presented reflects the effects of cash flows from the transfer of an affiliated investor’s interest out of the feeder fund into the Master Fund on May 6, 2010. Excluding the effects of the transfer, the IRR for the period December 31, 2011 and December 31, 2010, would have been 8.47% and 27.87%, respectively.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

7.                                      SUBSEQUENT EVENTS

The General Partner has evaluated events and transactions that have occurred through April 25, 2012, the date the financial statements were available to be issued and have disclosed such events and transactions below.

During the period from January 1, 2012 through April 25, 2012, the Collector Fund made distributions to the Partners in the amount of $6,765,628 and made cash advances of $3,554,856 to the General Partner for estimated tax payments.